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                            NASCOR MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                     NON-RELOCATION AND RELOCATION MORTGAGES
                              NASCOR SERIES 1999-22
                             POOL PROFILE (7/27/99)

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                                            -------------  --------------------
                                                 BID             TOLERANCE
                                            -------------  --------------------
AGGREGATE PRINCIPAL BALANCE                  $200,000,000           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Aug-99
INTEREST RATE RANGE                         5.50% - 9.00%
GROSS WAC                                           6.86%         (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       176         (+/- 2 month)

WALTV                                                 67%         (maximum 70%)

CALIFORNIA %                                          27%         (maximum 35%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum 5%)

AVERAGE LOAN BALANCE                             $331,000    (maximum $360,000)
LARGEST INDIVIDUAL LOAN BALANCE                  $997,000  (maximum $1,500,000)

CASH-OUT REFINANCE %                                  22%         (maximum 25%)

PRIMARY RESIDENCE %                                   94%         (minimum 91%)

SINGLE-FAMILY DETACHED %                              95%         (minimum 92%)

FULL DOCUMENTATION %                                  85%         (minimum 82%)

UNINSURED (greater than) 80% LTV %                     3%          (maximum 5%)

TEMPORARY BUYDOWNS                                     0%          (maximum 5%)

RELOCATION %                                           4%          (maximum 6%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are  approximate  and all  percentages  are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                     NON-RELOCATION AND RELOCATION MORTGAGES
                              NASCOR SERIES 1999-22
                               PRICING INFORMATION

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RATING AGENCIES                                 TBD by Norwest

PASS THRU RATE                                           6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                     0.45%

PRICING DATE                                         08-Jul-99

FINAL STRUCTURE DUE DATE                             10-Aug-99        9:00 AM

SETTLEMENT DATE                                      27-Aug-99

ASSUMED SUB LEVELS                                         AAA         2.250%
                                                            AA         1.200%
                                                             A         0.850%
                                                           BBB         0.500%
                                                            BB         0.300%
                                                             B         0.150%

                                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-22. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.

NASCOR CONTACTS                         Brad Davis (301)846-8009
                                        Lori Fountain (301)846-8185

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